                          ANNUAL REPORT / MARCH 31 2001

                            AIM TAX-EXEMPT BOND FUND
                                 OF CONNECTICUT

                                    [Artwork]

                            [AIM LOGO APPEARS HERE]
                            --Registered Trademark--

                                    Artwork

                     -------------------------------------

                CONNECTICUT LANDSCAPE BY HORACE WOLCOTT ROBBINS

           ROBBINS CAPTURES THE PICTURESQUE BEAUTY OF THE CONNECTICUT

           LANDSCAPE IN THIS ELEGANT PAINTING. CONNECTICUT MUNICIPAL

           BONDS, IN WHICH THE FUND INVESTS, PROVIDE CAPITAL FOR THE

                        STATE'S CONTINUING IMPROVEMENT.

                     -------------------------------------

AIM Tax-Exempt Bond Fund of Connecticut is for shareholders who seek to earn a high level of income that is free of both federal and Connecticut taxes.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Tax-Exempt Bond Fund of Connecticut's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, those figures reflect the maximum 4.75% sales charge.
o Had the advisor not absorbed fund expenses in the past, the returns would have been lower.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest and yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and annualized.
o The taxable-equivalent yield is calculated in the same manner as the 30-day yield with an adjustment for a stated, assumed tax rate.
o The fund's annualized distribution rate reflects its most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price.
o U.S. Treasury securities such as bills, notes and bonds offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.
o Revenue bonds are issued to finance public-works projects and supported directly by the project's revenues. General obligation bonds are backed by the full faith and credit (including the taxing and further borrowing power) of a state or municipality. Revenue bonds often are considered more attractive, since many public-works projects (water and sewer improvements, for example) are necessities and demand for them remains constant regardless of economic conditions. Escrowed and pre-refunded bonds are bonds whose repayment is guaranteed by the funds from a second bond issue, which are usually invested in U.S. Treasury bonds.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a well-known global investment bank.
o The unmanaged Lehman Municipal Bond Index, which represents the performance of investment-grade municipal bonds, is compiled by Lehman Brothers, a well-known global investment bank.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

      This report may be distributed to current shareholders or to persons who have received a current prospectus of the fund.

                     AIM TAX-EXEMPT BOND FUND OF CONNECTICUT

                        ANNUAL REPORT / CHAIRMAN'S LETTER


                 Dear Fellow Shareholder:

                 It's an honor to address you as the AIM Funds' new chairman.
[PHOTO OF        I feel privileged to succeed Ted Bauer, who recently retired
ROBERT H.        as AIM's chairman after a long, successful career in the
 GRAHAM]         investment industry. Ted has always shown the highest degree of integrity and commitment to excellence, and I have always admired him greatly. I'm also proud to be part of the team that launched AIM almost 25 years ago. From the beginning, AIM has been a very people-oriented, service-minded company, and I plan to carry on that tradition for our shareholders, financial advisors and employees.

                 CONTRASTING MARKETS
                 The year covered by this report illustrated well the advantages of a diversified investment portfolio. The stock market and certain segments of the bond market (particularly the high-yield sector) were rather unsettling for much of 2000, and uncertainty continued into the first quarter of 2001. By contrast, the municipal-bond market turned in very attractive returns. While the S&P 500 declined by 21.67% during the year ended March 31, 2001, the Lehman Municipal Bond Index returned 10.92%, driving home the importance of spreading your investments across different types of assets.

OUR DISCIPLINE
Regardless of market conditions, we at AIM continue to manage our funds with the same security-selection disciplines that have produced excellent long-term performance for so many of our funds. Your fund's investment criteria are detailed in its prospectus, and you and your financial advisor decide whether a fund invested in that manner complements your other holdings and suits your long-term investment goals. We believe that relying on a professional financial advisor is always the wisest choice for investors, especially when various segments of the market perform so dissimilarly.

REASONS FOR OPTIMISM
The Federal Reserve Board lowered interest rates three times during the first quarter of 2001, and many expect more cuts in the months to come. While there is much concern that the economy's record expansion may be rolling over to recession, the Fed has achieved its goal of slowing the economy and has now reversed course, adding liquidity and lowering rates. Historically, falling interest rates have been a powerful catalyst for reinvigorating the economy. Declining interest rates also bode well for bonds, including municipal bonds.

YOUR FUND MANAGERS' COMMENTS
In the following pages, your fund's portfolio managers discuss market activity and how they managed your fund during the fiscal year ended March 31, 2001. We trust you will find their comments informative. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--


Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman

                     AIM TAX-EXEMPT BOND FUND OF CONNECTICUT

                       ANNUAL REPORT / MANAGERS' OVERVIEW

MUNICIPAL BONDS OFFER SAFE HAVEN FROM RECENT STOCK-MARKET VOLATILITY

HOW DID AIM TAX-EXEMPT BOND FUND OF CONNECTICUT PERFORM?
Although the fund is managed more for tax-free income than for total return, for the fiscal year ended March 31, 2001 the fund returned 8.38% at net asset value, that is, without sales charges.
    At the close of the fiscal year, the fund's 30-day distribution rate, at maximum offering price, stood at 4.42%, which represented a taxable-equivalent yield of 7.66%. The fund's 30-day SEC yield was 3.59% at maximum offering price, for a taxable-equivalent yield of 6.22%. That tax-equivalent yield represented 126% of the yield on a 10-year U.S. Treasury note, which stood at 4.93% on March 31.

WHAT WERE THE MAJOR TRENDS IN THE FINANCIAL MARKETS?
A sharply declining stock market and a Federal Reserve Board (Fed) increasingly concerned about the risk of recession contributed to a strong bond market during the fiscal year. Indeed, while the stock market (as represented by the S&P 500) returned -21.67% during the fiscal year, the bond market (as represented by the Lehman Aggregate Bond Index) returned 12.53%.
    Stock-market volatility prompted investors to move at least some of their assets into the more stable bond market. Both stock and bond investors showed a preference for quality and stability over risk.
    In December 2000, the Fed changed its emphasis from warding off potential inflation to warding off potential recession. Three times in 2001--twice in January and again in March--the Fed lowered short-term interest rates by 50 basis points (for a total decrease of 150 basis points, or 1.5%) in an effort to stimulate an economy that had suddenly and sharply decelerated. These Fed rate cuts have led to lower short-term yields and higher longer-term yields, producing a more positively shaped yield curve.

WHAT WERE THE MAJOR TRENDS IN THE MUNICIPAL BOND MARKET DURING THE YEAR?
New issues of municipal securities totaled $240.4 billion in calendar year 2000, 8.9% lower than the $264.0 billion in municipal bonds issued in calendar year 1999. Issuance was especially slow early in 2000 as the Fed was raising interest rates. In this rising-interest-rate environment, states and localities were reluctant to issue new debt; also, the strong economy and relatively high tax revenues made doing so unnecessary. Rising interest rates also held down refunding issuance, which totaled $34.9 billion in calendar year 2000--just half the $70.1 billion issued in 1999.
    Later in 2000 and early in 2001, issuance increased as it became clear that the Fed had finished raising interest rates. Issuance during the first quarter of 2001 totaled $57 billion, up sharply from the first quarter of 2000 when issuance totaled just $39 billion. In November, 22 of the 25 largest bond issues won voter approval. This (together with lower

ATTRACTIVE INCOME

FUND VS. 10-YEAR U.S. TREASURY NOTE
As of 3/31/01
===========================================================================
FUND 30-DAY DISTRIBUTION RATE AT MAXIMUM OFFERING PRICE               4.42%

FUND TAXABLE-EQUIVALENT DISTRIBUTION RATE AT MAXIMUM OFFERING PRICE*  7.66%

FUND 30-DAY SEC YIELD AT MAXIMUM OFFERING PRICE                       3.59%

FUND TAXABLE-EQUIVALENT 30-DAY SEC YIELD AT MAXIMUM OFFERING PRICE*   6.22%

10-YEAR U.S. TREASURY NOTE YIELD                                      4.93%

===========================================================================
*Assumes highest marginal federal income tax rate of 39.6% and Connecticut state income tax rate of 4.5%.

Sources: Bloomberg, Lehman Brothers.

HISTORY OF NET ASSET VALUE STABILITY
10/3/89-3/31/01
================================================================================
10.00       10/3/89          11.33       9/93          11.01         9/97
10.05         10/89          11.29      12/93          11.09        12/97
 9.99          3/90          10.51       3/94          11.04         3/98
10.02          6/90          10.63       6/94          11.04         6/98
 9.77          9/90          10.58       9/94          11.13         9/98
10.07         12/90          10.34      12/94          11.07        12/98
10.11          3/91          10.71       3/95          11.00         3/99
10.19          6/91          10.77       6/95          10.77         6/99
 10.4          9/91          10.86       9/95          10.61         9/99
10.52         12/91          11.01      12/95          10.43        12/99
10.31          3/92          10.81       3/96          10.51         3/00
10.55          6/92          10.76       6/96          10.47         6/00
10.66          9/92           10.8       9/96          10.57         9/00
10.65         12/92          10.88      12/96          10.77        12/00
10.88          3/93          10.77       3/97          10.86         3/01
11.08          6/93           10.9       6/97
================================================================================

There is no guarantee that the fund will maintain a constant NAV. Investment return will vary, so you may have a gain or a loss when you sell shares. Past performance cannot guarantee comparable future results.

          See important fund and index disclosures inside front cover.

                     AIM TAX-EXEMPT BOND FUND OF CONNECTICUT

                       ANNUAL REPORT / MANAGERS' OVERVIEW

interest rates) suggests that issuance may increase later this year.

HOW DID CONNECTICUT'S ECONOMY FARE?
Connecticut's economy remained robust during the fiscal year, but signs of an economic slowdown began to appear early in 2001. For the 12 months ended February 2001 (the most recent data available), total statewide employment increased by 17,200 and unemployment declined from 2.6% to just 1.9%, remaining below the national average throughout the year. Personal income for the second quarter of 2001 was projected to increase 4.2% from a year earlier.
    But as 2001 began, Connecticut, like the rest of the nation, faced the prospect of an economic slowdown and the end of its decade-long expansion. "The Connecticut Economy," the University of Connecticut's quarterly review, suggested that job growth is slowing and state residents' stock portfolios are shrinking--reducing consumer confidence. Among state residents surveyed, 62% believe it is at least fairly likely that a recession will occur in the next 12 months; one-fifth of those surveyed said that a recession was extremely likely.

WHAT DID THE FUND'S PORTFOLIO LOOK LIKE AT THE CLOSE OF THE FISCAL YEAR? The basic characteristics of the fund's portfolio changed little during the fiscal year.

o The portfolio consisted entirely of investment-grade bonds; bonds rated AAA or AA composed 82% of the fund's holdings at the beginning of the fiscal year and 61% at its close.
o The portfolio's average credit quality was AA as rated by Standard & Poor's, a widely-known credit-rating agency--unchanged from a year ago.
o Credit-enhanced securities--those backed by insurance or escrowed with U.S. Treasury securities--accounted for 40% of the fund's portfolio, virtually unchanged from a year ago.

PORTFOLIO COMPOSITION
As of 3/31/01, based on total net assets

================================================================================
TOP FIVE BOND HOLDINGS
--------------------------------------------------------------------------------
                                                             % OF
                             COUPON      MATURITY         PORTFOLIO
Connecticut                   5.40%      12/01/10          4.78%
State Special
Tax Obligation

Connecticut                   5.95       05/15/17          4.45
State Housing
Finance
Authority

Connecticut                   5.50       11/15/35          4.21
State Housing
Finance
Authority

Connecticut                   6.50       10/01/12          4.17
State Special
Tax Obligation

Connecticut                   6.20       11/15/27          4.12
State Housing
Finance Authority
================================================================================

BOND-TYPE DIVERSIFICATION
================================================================================
GENERAL OBLIGATION                           17.9%

ESCROWED & PRE-REFUNDED                       9.0%

REVENUE                                      73.1%
================================================================================


PORTFOLIO QUALITY RATING
================================================================================
AAA                                          22.0%

AA                                           39.5%

A                                            20.3%

BBB/Not Rated                                18.2%

AVERAGE QUALITY RATING AA

NUMBER OF HOLDINGS 63

WEIGHTED AVERAGE MATURITY 15.23 years

DURATION 4.87 years

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.

================================================================================

WHAT WERE CONDITIONS LIKE WHEN THE FISCAL YEAR ENDED ON MARCH 31?
The state's economy looked strong, despite signs of a national slowdown. After years of layoffs, Groton-based Electric Boat was hiring 800 shipyard workers and 120 engineers to build new Virginia-class submarines. And in New London, Pfizer was preparing to open a new drug-development facility, creating 2,200 jobs.
    Historically, interest-rate cuts have reinvigorated the economy and increased economic growth. Lower interest rates could help Connecticut's insurance and banking industries. The state comptroller has projected that the state will end the fiscal year with a budget surplus fueled by moderating but continuing economic growth. While lower interest rates generally produce lower yields going forward, they tend to keep bond prices stable or appreciating, which contributes positively to overall total return.

--------------------------------------------------------------------------------
READ THIS REPORT ONLINE!
A new service--electronic delivery of fund reports and prospectuses--is available. You can read the same AIM report you are reading now--online. Once you sign up for the service, we will send you a link to the report via e-mail. If you choose to receive your reports online, you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    Please visit our Web site at www.aimfunds.com and go to "Your AIM Account." Log into your account and then click on the "View Other Account Options" dropdown menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, this service is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.
--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                     AIM TAX-EXEMPT BOND FUND OF CONNECTICUT

                       ANNUAL REPORT / PERFORMANCE HISTORY



YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM TAX-EXEMPT BOND FUND OF CONNECTICUT VS. BENCHMARK INDEX

10/3/89-3/31/01

in thousands
================================================================================
                    FUND          LEHMAN
                              MUNI BOND IX TR
--------------------------------------------------------------------------------
10/3/89             9,524        10,000
3/90                9,789        10,430
3/91               10,613        11,392.2
3/92               11,622        12,530.5
3/93               13,082        14,099.3
3/94               13,332        14,426.4
3/95               14,345        15,498.3
3/96               15,240        16,797.4
3/97               15,977        17,712.4
3/98               17,219        19,610.3
3/99               18,018        20,826.1
3/00               18,069        20,809.5
3/01               19,585        23,082.2

Source: Lipper, Inc.
Past performance cannot guarantee comparable future results.
================================================================================

   DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

ABOUT THIS CHART

The chart compares your fund to a benchmark index. It is intended to give you a general idea of how your fund performed compared to the bond market over the period 10/3/89-3/31/01. (Data for the index is for the period 9/30/89-3/31/01.) It is important to understand the difference between your fund and an index. Your fund's total return is shown with a sales charge, and it includes fund expenses and management fees. An index measures the performance of a hypothetical portfolio. Unlike your fund, the index is not managed; therefore, there are no sales charges, expenses or fees. You cannot invest in an index. But if you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment. Please also note that the Lehman index is a general municipal bond index, not a Connecticut bond index.

AVERAGE ANNUAL TOTAL RETURNS

As of 3/31/01, including sales charges

================================================================================
Inception (10/3/89)                6.02%
 10 years                          5.81
  5 years                          4.12
  1 year                           3.28*
  *8.38% excluding sales charges
================================================================================

Your fund's total return includes sales charges, expenses and management fees. For fund performance calculations and a description of the index cited on this page, please see the inside front cover.

                     AIM TAX-EXEMPT BOND FUND OF CONNECTICUT

                        ANNUAL REPORT / FOR CONSIDERATION



AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

  A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
         Funds--Registered Trademark-- o AMVESCAP National Trust Company



                     AIM TAX-EXEMPT BOND FUND OF CONNECTICUT

SCHEDULE OF INVESTMENTS
March 31, 2001

                              RATING(a)       PAR       MARKET
                            S&P    MOODY'S   (000)       VALUE
MUNICIPAL OBLIGATIONS-98.37%

EDUCATION-9.07%

Connecticut Area
  Cooperative Educational
  Services (Staff
  Development/Administration
  Facilities); Unlimited
  Tax Series 1999 GO
  5.63%, 07/15/19(b)         A       --      $1,060   $ 1,094,948
-----------------------------------------------------------------
Connecticut Regional
  School District No. 5;
  Unlimited Tax Series
  1992 GO 6.00%,
  03/01/02(c)(d)            AAA     Aaa         335       350,420
-----------------------------------------------------------------
Connecticut State Higher
  Education Supplemental
  Loan Authority (Family
  Education Loan Program);
  Series 1990 A RB 7.50%,
  11/15/10(e)                --      A1         970       972,813
-----------------------------------------------------------------
University of Connecticut
  (Student Fee Program);
  Series 2000 A RB
  6.00%, 11/15/21           AA-      A1       1,325     1,446,052
=================================================================
                                                        3,864,233
=================================================================

GENERAL OBLIGATION-14.01%

Brooklyn (City of),
  Connecticut; Unlimited
  Tax Series 1995 GO
  5.50%, 05/01/06(b)        AAA     Aaa         250       270,400
-----------------------------------------------------------------
  5.70%, 05/01/08(b)        AAA     Aaa         250       270,378
-----------------------------------------------------------------
Chester (Town of),
  Connecticut; Unlimited
  Tax Series 1989 GO
  7.00%, 10/01/05            --      A          190       193,259
-----------------------------------------------------------------
Connecticut (State of)
  (General Purpose Public
  Improvement); Unlimited
  Tax Series 1992 A GO
  6.50%, 03/15/02(c)(d)      AA     NRR         300       315,531
-----------------------------------------------------------------
Mansfield (City of),
  Connecticut; Unlimited
  Tax Series 1990 GO
  6.00%, 06/15/07            --      A1         100       111,630
-----------------------------------------------------------------
  6.00%, 06/15/08            --      A1         100       112,594
-----------------------------------------------------------------
  6.00%, 06/15/09            --      A1         100       113,555
-----------------------------------------------------------------
New Britain (City of),
  Connecticut; Unlimited
  Tax Refunding Series
  1992
  Various Purpose GO
  6.00%, 02/01/11(b)        AAA     Aaa         400       457,100
-----------------------------------------------------------------
North Canaan (City of),
  Connecticut; Unlimited
  Tax Series 1991 GO
  6.50%, 01/15/08            --      A3         125       143,310
-----------------------------------------------------------------
  6.50%, 01/15/09            --      A3         125       144,713
-----------------------------------------------------------------
  6.50%, 01/15/10            --      A3         125       146,221
-----------------------------------------------------------------
  6.50%, 01/15/11            --      A3         125       148,076
-----------------------------------------------------------------

                              RATING(a)       PAR       MARKET
                            S&P    MOODY'S   (000)       VALUE
GENERAL OBLIGATION-(CONTINUED)

Puerto Rico Commonwealth
  (Public Improvement
  Project); Unlimited Tax
  Series 2000 GO 6.00%,
  07/01/29                   A      Baa1     $  500   $   524,275
-----------------------------------------------------------------
Puerto Rico Commonwealth
  Unlimited Tax Series
  1998 GO 4.88%,
  07/01/23(b)               AAA     Aaa       1,000       985,900
-----------------------------------------------------------------
Somers (City of),
  Connecticut; Unlimited
  Tax Series 1990 Various
  Purpose GO 6.00%,
  12/01/10                   --      A1         190       218,213
-----------------------------------------------------------------
Territory of American
  Samoa; Unlimited Tax
  Refunding Series 2000 GO
  6.00%, 09/01/08(b)         A       --       1,280     1,370,624
-----------------------------------------------------------------
Westbrook (City of),
  Connecticut; Unlimited
  Tax Series 1992 GO
  6.40%, 03/15/10(b)        AAA     Aaa         380       445,520
=================================================================
                                                        5,971,299
=================================================================

HEALTH CARE-19.30%

Connecticut (State of)
  Development Authority
  (Elim Park Baptist
  Home); Refunding Series
  1998 A RB 5.38%,
  12/01/18                  BBB+     --         500       443,420
-----------------------------------------------------------------
Connecticut Development
  Authority (Pfizer Inc.
  Project); Series 1992
  PCR 6.55%, 02/15/13       AAA     Aaa         250       262,020
-----------------------------------------------------------------
Connecticut Development
  Authority (Corporate
  Independent Living
  Project); Health Care
  VRD Series 1990 RB
  (LOC-Chase Manhattan
  Bank) 3.25%, 07/01/15(f)   --    VMIG-1     1,252     1,252,000
-----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Bridgeport
  Hospital); Series 1992 A
  RB 6.63%, 07/01/18(b)     AAA     Aaa         500       521,735
-----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Danbury
  Hospital); Series 1991 E
  RB 6.50%, 07/01/01(c)(d)  AAA     Aaa         640       658,086
-----------------------------------------------------------------
  6.50%, 07/01/01(b)(c)(d)  AAA     Aaa         110       112,806
-----------------------------------------------------------------
  Series G RB
  5.63%, 07/01/25(b)        AAA     Aaa         250       261,057
-----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Middlesex
  Hospital); Series 1992 G
  RB 6.25%, 07/01/02(c)(d)  AAA     Aaa       1,100     1,162,854
-----------------------------------------------------------------

                              RATING(a)       PAR       MARKET
                            S&P    MOODY'S   (000)       VALUE
HEALTH CARE-(CONTINUED)

Connecticut Health and
  Education Facilities
  Authority (New Britain
  Memorial Hospital);
  Series 1991 A RB 7.75%,
  07/01/02(c)(d)            AAA      --      $  500   $   537,630
-----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Stamford
  Hospital); Series 1996 F
  RB 5.40%, 07/01/09(b)     AAA     Aaa       1,000     1,074,890
-----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (William W.
  Backus Hospital);
  Series 1997 D RB
  5.75%, 07/01/07(b)(c)     AAA     Aaa       1,000     1,046,630
-----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Windham
  Community Memorial
  Hospital); Series 1996 C
  RB 5.75%, 07/01/07(b)(c)   A       --         850       888,471
=================================================================
                                                        8,221,599
=================================================================

HOUSING-29.73%

Connecticut Housing
  Development Authority
  (Housing Mortgage
  Finance Program); RB
  Series 1991 C,
  Sub-Series C-3 6.55%,
  11/15/13                   AA     Aa2         245       255,753
-----------------------------------------------------------------
  Series 1998 D-2 5.45%,
  11/15/24(e)                AA     Aa2         250       253,390
-----------------------------------------------------------------
Connecticut Housing
  Finance Authority (Group
  Home Mortgage); Special
  Obligation Series 2000
  G, Sub-series H-5 5.85%,
  06/15/30(b)               AAA     Aaa         500       520,335
-----------------------------------------------------------------
Connecticut Housing
  Finance Authority
  (Housing Mortgage);
  Refunding Series 2000 RB
  Sub-series B-2
  5.85%, 05/15/31(b)(e)      AA     Aa2       1,000     1,025,070
-----------------------------------------------------------------
Connecticut (State of)
  (Housing Mortgage
  Finance Program); RB
  Series C-2, 6.25%,
  11/15/18                   AA     Aa2         750       797,843
-----------------------------------------------------------------
  Series C-2, 6.70%,
  11/15/22(e)                AA     Aa2          75        75,117
-----------------------------------------------------------------
  Series C, 5.50%,
  11/15/35(e)                AA     Aa2       1,775     1,795,164
-----------------------------------------------------------------
  Series G, 6.00%,
  11/15/06(e)                AA     Aa2       1,000     1,034,460
-----------------------------------------------------------------
Connecticut (State of)
  (Housing Mortgage
  Finance Program);
  Refunding RB
  Sub-Series A-1
  5.70%, 05/15/08            AA      Aa         100       106,043
-----------------------------------------------------------------
  Sub-Series A-3
  5.95%, 05/15/17            AA     Aa3       1,800     1,895,688
-----------------------------------------------------------------
  Series C-1
  6.30%, 11/15/17            AA      Aa       1,270     1,354,430
-----------------------------------------------------------------

                              RATING(a)       PAR       MARKET
                            S&P    MOODY'S   (000)       VALUE
HOUSING-(CONTINUED)

Connecticut (State of)
  (Housing Mortgage
  Finance Program);
  Refunding RB
  Sub-Series C-2 5.85%,
  11/15/28(e)                AA     Aa2      $  555   $   568,148
-----------------------------------------------------------------
  Sub-Series 1996 D-2
  6.20%, 11/15/27(c)(e)      AA     Aa2       1,700     1,756,032
-----------------------------------------------------------------
  Sub-Series E-1
  5.95%, 05/15/17            AA     Aa2         500       526,510
-----------------------------------------------------------------
  Series E-1
  6.00%, 05/15/17            AA      Aa         675       701,055
=================================================================
                                                       12,665,038
=================================================================

LEASE RENTAL-0.98%

Connecticut (Middletown
  County Courthouse
  Facilities Project);
  Series 1991 Lease-Rental
  Revenue COP 6.25%,
  12/15/01(c)(d)            AAA     Aaa         400       416,860
=================================================================

TRANSPORTATION-16.85%

Connecticut Special
  Parking Obligation
  (Bradley International
  Airport); Series 2000 A
  RB 6.60%, 07/01/24(b)(e)   A       --         250       257,162
-----------------------------------------------------------------
Connecticut (A67 State of)
  Special Tax Obligation
  (Transportation
  Infrastructure); Series
  1991 A 6.80%,
  06/01/03(c)(d)            NRR     NRR       1,250     1,339,538
-----------------------------------------------------------------
  Series 1991 B
  6.50%, 10/01/10           AA-      A1         530       621,891
-----------------------------------------------------------------
  Series 1991 B RB 6.25%,
  10/01/01(c)(d)            NRR     Aaa       1,000     1,035,700
-----------------------------------------------------------------
  Second Lien VRD Series
  1990 RB (LOC-Commerzbank
  A.G.) 5.40%, 12/01/10(f)  A1+    VMIG-1     2,038     2,038,000
-----------------------------------------------------------------
Connecticut State Special
  Tax Obligation
  (Transportation
  Infrastructure Sales and
  Excise Tax); Series 1991
  B RB 6.50%, 10/01/12      AA-      A1       1,500     1,777,275
-----------------------------------------------------------------
Puerto Rico Commonwealth
  Highway and
  Transportation
  Authority; Series 2000 B
  RB 6.00%, 07/01/31         A      Baa1        100       108,495
=================================================================
                                                        7,178,061
=================================================================

UTILITIES-1.12%

Guam (Government of) Power
  Authority (Electrical,
  Light & Power
  Improvements); Refunding
  Series 1999 A RB 5.25%,
  10/01/34                  BBB     Baa3        500       478,755
=================================================================

                              RATING(a)       PAR       MARKET
                            S&P    MOODY'S   (000)       VALUE

WATER & SEWER-2.45%

Connecticut (State of)
  Development Authority
  Water Facility
  (Bridgeport Hydraulic
  Co. Project); Refunding
  Series 1990 RB 7.25%,
  06/01/20                   A+      --      $  800   $   811,232
-----------------------------------------------------------------
Connecticut State Clean
  Water Fund; Series 1991
  RB 7.00%, 01/01/11        AAA     Aaa          25        25,531
-----------------------------------------------------------------
Manchester (City of)
  Connecticut Eighth
  Utilities Fire District;
  Unlimited Tax Series
  1991 GO 6.75%, 08/15/06    --     Aa3         180       206,195
=================================================================
                                                        1,042,958
=================================================================

MISCELLANEOUS-4.86%

Children's Trust Fund
  (Tobacco Settlement);
  Series 2000 RB 6.00%,
  07/01/26                   A      Aa3       1,000     1,040,160
-----------------------------------------------------------------

                              RATING(a)       PAR       MARKET
                            S&P    MOODY'S   (000)       VALUE
MISCELLANEOUS-(CONTINUED)

Connecticut (State of)
  Development Authority
  (Economic Development
  Projects); Refunding
  Series 1992 A RB
  6.00%, 11/15/08            AA      Aa      $  500   $   508,700
-----------------------------------------------------------------
Virgin Islands Public
  Financial Authority
  (Gross Receipts Taxes);
  Series 1999 A RB 6.13%,
  10/01/29(b)                A       --         500       521,820
=================================================================
                                                        2,070,680
=================================================================
TOTAL INVESTMENTS (Cost
  $39,604,664)-98.37%                                  41,909,483
=================================================================
OTHER ASSETS LESS
  LIABILITIES-1.63%                                       696,135
=================================================================
NET ASSETS-100.00%                                    $42,605,618
_________________________________________________________________
=================================================================

Abbreviations:

COP  - Certificates of Participation
GO   - General Obligation Bonds
LOC  - Letter of Credit
PCR  - Pollution Control Revenue Bonds
RB   - Revenue Bonds
VRD  - Variable Rate Demand

Notes to Schedule of Investments:

(a) Ratings assigned by Standard & Poor's Corporation ("S&P") and Moody's Service, Inc. ("Moody's"). NRR indicates a security that is not re-rated subsequent to funding of an escrow fund (consisting of U.S. Treasury obligations); this funding is pursuant to an advance refunding of the security. Ratings are not covered by the Report of Independent Auditors.
(b) Secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance, or MBIA Insurance Co.
(c) Security has an irrevocable call or mandatory put by the issuer. Maturity date reflects such call or put.
(d)  Secured by an escrow fund of U.S. Treasury obligations.
(e)  Security subject to the alternative minimum tax.
(f) Demand security; payable upon demand by the Fund at specified time intervals usually no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on 03/31/01.

See Notes to Financial Statements.
 8

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001

ASSETS:

Investments, at market value (cost
  $39,604,664)                                $41,909,483
---------------------------------------------------------
Receivables for:
  Fund shares sold                                147,298
---------------------------------------------------------
  Interest                                        740,336
---------------------------------------------------------
Investment for deferred compensation plan          36,713
---------------------------------------------------------
Other assets                                        3,116
=========================================================
    Total assets                               42,836,946
=========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                           85,485
---------------------------------------------------------
  Dividends                                        59,241
---------------------------------------------------------
  Deferred compensation plan                       36,713
---------------------------------------------------------
Accrued administrative services fees                8,082
---------------------------------------------------------
Accrued distribution fees                          24,897
---------------------------------------------------------
Accrued transfer agent fees                           486
---------------------------------------------------------
Accrued operating expenses                         16,424
=========================================================
    Total liabilities                             231,328
=========================================================
Net assets applicable to shares outstanding   $42,605,618
_________________________________________________________
=========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Outstanding                                     3,923,969
_________________________________________________________
=========================================================
  Net asset value and redemption price per
    share                                     $     10.86
_________________________________________________________
=========================================================
  Offering price per share:
    (Net asset value, of $10.86 divided by
       95.25% of offering price)              $     11.40
_________________________________________________________
=========================================================

STATEMENT OF OPERATIONS
For the year ended March 31, 2001

INVESTMENT INCOME:

Interest                                          $2,229,504
------------------------------------------------------------

EXPENSES:

Advisory fees                                        191,337
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                         1,857
------------------------------------------------------------
Distribution fees                                     95,669
------------------------------------------------------------
Transfer agent fees                                   20,232
------------------------------------------------------------
Trustees' fees                                         7,791
------------------------------------------------------------
Printing                                              22,403
------------------------------------------------------------
Professional Fees                                     19,077
------------------------------------------------------------
Other                                                 19,306
============================================================
    Total expenses                                   427,672
============================================================
Less: Expenses paid indirectly                          (710)
------------------------------------------------------------
    Net expenses                                     426,962
============================================================
Net investment income                              1,802,542
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                        (217,879)
============================================================
Change in net unrealized appreciation of
  investment securities                            1,507,119
============================================================
Net gain from investment securities                1,289,240
============================================================
Net increase in net assets resulting from
  operations                                      $3,091,782
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended March 31, 2001 and 2000

                                                                 2001           2000
                                                              -----------    -----------
OPERATIONS:

  Net investment income                                       $ 1,802,542    $ 1,910,744
----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities            (217,879)      (308,420)
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       1,507,119     (1,602,460)
========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                3,091,782           (136)
========================================================================================
Distributions to shareholders from net investment income       (1,810,510)    (1,927,885)
----------------------------------------------------------------------------------------
Distributions in excess of net investment income                  (21,492)            --
========================================================================================
Share transactions-net                                          4,043,378     (2,209,321)
========================================================================================
    Net increase (decrease) in net assets                       5,303,158     (4,137,342)
========================================================================================

NET ASSETS:

  Beginning of year                                            37,302,460     41,439,802
========================================================================================
  End of year                                                 $42,605,618    $37,302,460
________________________________________________________________________________________
========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $41,068,873    $37,046,987
----------------------------------------------------------------------------------------
  Undistributed net investment income                             (38,011)       (30,043)
----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                   (730,063)      (512,184)
----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities              2,304,819        797,700
========================================================================================
                                                              $42,605,618    $37,302,460
________________________________________________________________________________________
========================================================================================

See Notes to Financial Statements.
 10

NOTES TO FINANCIAL STATEMENTS
March 31, 2001

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Tax-Exempt Bond Fund of Connecticut (the "Fund") is a series portfolio of AIM Tax-Exempt Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of four separate portfolios, each having an unlimited number of shares of beneficial interest. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to earn a high level of current income exempt from federal taxes and Connecticut taxes.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Portfolio securities are valued on the basis of prices provided by an independent pricing service approved by the Board of Trustees. Securities with a demand feature exercisable within one to seven days are valued at par. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Trustees, or persons designated by the Board of Trustees, determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Notwithstanding the above, short-term obligations with maturities of 60 days or less are valued at amortized cost.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and discounts on investments, is recorded on the accrual basis from settlement date. On March 31, 2001, undistributed net investment income was increased by $21,492 and shares of beneficial interest decreased $21,492 as a result of differing book/tax treatment of distributions in excess of net investment income. Net assets of the Fund were unaffected by the reclassifications.

C. Distributions -- It is the policy of the Fund to declare dividends from net investment income daily and pay monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

     The Fund has a capital loss carryforward of $730,062 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2009. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized. In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay to shareholders "exempt interest dividends", as defined in the Internal Revenue Code.

E. Bond Premiums -- It has been the policy of the Fund to amortize market premiums on bond, but not to amortize market discounts on bonds for financial statement reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The fund expects that the impact of the adoption of this principle will not be material to the financial statements.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.50% of the Fund's average daily net assets.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended March 31, 2001, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended March 31, 2001, AFS was paid $13,979 for such services.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the Fund whereby the Fund will pay AIM Distributors compensation up to a maximum annual rate of 0.25% of the Fund's average daily net assets for services related to the sale and distribution of the Fund's shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Fund to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total sales charges, including asset-based sales charges that may be paid by the Fund. For the year ended March 31, 2001, the Fund paid AIM Distributors $95,669 as compensation under the Plan.
  AIM Distributors received commissions of $34,200 from sales of shares of the Fund during the year ended March 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of shares of the Fund. During the year ended March 31, 2001, AIM Distributors received $10,000 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended March 31, 2001, the Fund paid legal fees of $4,502 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended March 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $710 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $710.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended March 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended March 31, 2001 was $12,302,811 and $10,780,991, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of March 31, 2001 was as follows:

Aggregate unrealized appreciation of
  investment securities                        $2,368,498
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (63,679)
=========================================================
Net unrealized appreciation of investment
  securities                                   $2,304,819
_________________________________________________________
=========================================================
Investments have the same cost for tax and financial
  statement purposes.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended March 31, 2001 and 2000 were as follows:

                                                                       2001                        2000
                                                              -----------------------    ------------------------
                                                               SHARES       AMOUNT        SHARES        AMOUNT
                                                              --------    -----------    --------    ------------
Sold                                                           967,656    $10,306,321     615,888    $  6,621,410
-----------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                            104,481      1,109,922     111,105       1,180,598
-----------------------------------------------------------------------------------------------------------------
Reacquired                                                    (698,586)    (7,372,865)   (942,707)    (10,011,329)
=================================================================================================================
                                                               373,551    $ 4,043,378    (215,714)   $ (2,209,321)
_________________________________________________________________________________________________________________
=================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                             YEAR ENDED MARCH 31,
                                                              ---------------------------------------------------
                                                               2001       2000       1999       1998       1997
                                                              -------    -------    -------    -------    -------
Net asset value, beginning of period                          $ 10.51    $ 11.00    $ 11.04    $ 10.77    $ 10.81
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.50       0.51       0.53       0.55       0.56
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.36      (0.49)     (0.03)      0.27      (0.05)
=================================================================================================================
Total from investment operations                                 0.86       0.02       0.50       0.82       0.51
=================================================================================================================
Distributions to shareholders:
  From net investment income                                    (0.50)     (0.51)     (0.54)     (0.55)     (0.55)
-----------------------------------------------------------------------------------------------------------------
  In excess of net investment income                            (0.01)        --         --         --         --
_________________________________________________________________________________________________________________
=================================================================================================================
    Total distributions                                         (0.51)     (0.51)     (0.54)     (0.55)     (0.55)
_________________________________________________________________________________________________________________
=================================================================================================================
Net asset value, end of period                                $ 10.86    $ 10.51    $ 11.00    $ 11.04    $ 10.77
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(a)                                                  8.38%      0.28%      4.64%      7.78%      4.84%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $42,606    $37,302    $41,440    $40,567    $38,118
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.12%(b)   1.09%      0.99%      0.88%      0.72%
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.12%(b)   1.10%      1.11%      1.11%      1.09%
=================================================================================================================
Ratio of net investment income to average net assets             4.71%(b)   4.79%      4.78%      5.02%      5.18%
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                                            29%        28%         7%         5%        17%
_________________________________________________________________________________________________________________
=================================================================================================================

(a)  Does not include sales charges.
(b)  Ratios are based on average daily net assets of $38,267,385.

NOTE 9-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS (UNAUDITED)

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP represented to the Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as Fund auditors on December 28, 2000. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed Ernst & Young LLP as independent public accountants to audit the financial statements of the Fund. KPMG LLP had served as independent public accountants for the two years ended March 31, 2000. The audit reports of KPMG LLP on the financial statements of the Fund for the two years ended March 31, 2000 did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the two years ended March 31, 2000, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.

  Neither the Fund nor anyone on its behalf consulted with Ernst & Young LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Fund's financial statements.

                       REPORT OF INDEPENDENT AUDITORS

                       To the Shareholders of AIM Tax-Exempt Bond Fund of Connecticut and Board of Trustees of AIM Tax-Exempt
                       Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Tax-Exempt Bond Fund of Connecticut (a portfolio of AIM Tax-Exempt Funds) including the schedule of investments, as of March 31, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 2000, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated May 1, 2000, expressed an unqualified opinion on those statements and financial highlights.

                       We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                       In our opinion, the 2001 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Tax-Exempt Bond Fund of Connecticut at March 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                                                     /s/ ERNST & YOUNG LLP

                       May 10, 2001
                       Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Tax-Exempt Bond Fund of Connecticut (the "Fund"), a portfolio of AIM Tax-Exempt Funds, Inc., a Maryland corporation (the "Company"), reorganized as AIM Tax-Exempt Funds, a Delaware business trust (the "Trust"), was held on May 3, 2000. The meeting was held for the following purposes:

(1)* To elect the following Directors: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* To approve an Agreement and Plan of Reorganization which provides for the reorganization of the Company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5) To approve changing the investment objective of the Fund and making it non-fundamental.

(6) To ratify the selection of KPMG LLP as independent accountants of the Fund for the fiscal year ending in 2000.

The results of the voting on the above matters were as follows:

                                                                                     Withheld/
        Directors/Matter                                              Votes For     Abstentions
        ----------------                                              ---------     -----------
(1)*    Charles T. Bauer............................................  79,445,834     1,848,446
        Bruce L. Crockett...........................................  79,456,162     1,838,118
        Owen Daly II................................................  79,446,636     1,847,644
        Edward K. Dunn, Jr. ........................................  79,460,479     1,833,801
        Jack M. Fields..............................................  79,448,895     1,833,801
        Carl Frischling.............................................  79,460,915     1,845,385
        Robert H. Graham............................................  79,460,479     1,833,365
        Prema Mathai-Davis..........................................  79,456,098     1,838,182
        Lewis F. Pennock............................................  79,460,479     1,833,801
        Louis S. Sklar..............................................  79,435,407     1,858,873

                                                                                                      Withheld/
        Matter                                                        Votes For     Votes Against    Abstentions
        ------                                                        ---------     -------------    -----------
(2)*    Approval of an Agreement and Plan of Reorganization which
        provides for the reorganization of AIM Tax-Exempt Funds,
        Inc. as a Delaware business trust...........................  61,488,975            1        19,805,304**
(3)     Approval of a new Master Investment Advisory Agreement with
        A I M Advisors, Inc. .......................................   1,924,246       34,546           995,757**
(4)(a)  Approval of changing the Fundamental Restriction on
        Borrowing Money and Issuing Senior Securities...............   1,876,391       37,654         1,040,504**
(4)(b)  Approval of the Elimination of Fundamental Restriction on
        Purchasing Securities while Borrowings Exceed 5% of Total
        Assets......................................................   1,846,546       71,722         1,036,281**
(4)(c)  Approval of changing the Fundamental Restriction on
        Underwriting Securities.....................................   1,874,290       44,061         1,036,198**
(4)(d)  Approval of changing the Fundamental Restriction on Industry
        Concentration...............................................   1,870,920       48,540         1,035,089**
(4)(e)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Real Estate...........................   1,825,539       93,359         1,035,651**
(4)(f)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Commodities or Commodities Futures
        Contracts...................................................   1,855,494       63,031         1,036,024**
(4)(g)  Approval of changing the Fundamental Restriction on Making
        Loans.......................................................   1,859,485       53,467         1,041,597**
(4)(h)  Approval of a new Fundamental Investment Restriction on
        Investing all of the Fund's Assets in an Open-End Fund......   1,860,699       51,877         1,041,973**
(4)(i)  Approval of the Elimination of Fundamental Restriction on
        Margin Transactions, Short Sales of Securities and Puts,
        Calls, Straddles, Spreads or Combinations Thereof...........   1,825,827       83,540         1,045,182**
(4)(j)  Approval of the Elimination of Fundamental Restriction on
        Pledging, Mortgaging or Hypothecating Assets................   1,845,209       75,455         1,033,885**
(5)     Approval of changing the Investment Objectives of the Fund
        and Making them Non-Fundamental.............................   1,857,656       64,668         1,032,225**
(6)     Ratification of the selection of KPMG LLP as Independent
        Accountants of the Fund.....................................   2,835,667        9,482           109,400

* Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Tax-Exempt Funds, Inc.

** Includes Broker Non-Votes

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

BOARD OF TRUSTEES                            OFFICERS                           OFFICE OF THE FUND

Bruce L. Crockett                            Robert H. Graham                   11 Greenway Plaza
Director                                     Chairman and President             Suite 100
ACE Limited;                                                                    Houston, TX 77046
Formerly Director, President, and            Carol F. Relihan
Chief Executive Officer                      Senior Vice President and          INVESTMENT ADVISOR
COMSAT Corporation                           Secretary
                                                                                A I M Advisors, Inc.
Owen Daly II                                 Gary T. Crum                       11 Greenway Plaza
Formerly, Director                           Senior Vice President              Suite 100
Cortland Trust, Inc.                                                            Houston, TX 77046
                                             Dana R. Sutton
Albert R. Dowden                             Vice President and Treasurer       TRANSFER AGENT
Chairman of the Board of Directors,
Cortland Trust, Inc. and DHJ Media,          Melville B. Cox                    A I M Fund Services, Inc.
Inc.; and Director, Magellan                 Vice President                     P.O. Box 4739
Insurance Company                                                               Houston, TX 77210-4739
                                             Karen Dunn Kelley
Edward K. Dunn Jr.                           Vice President                     CUSTODIAN
Chairman, Mercantile Mortgage Corp.;
Formerly Vice Chairman, President            Mary J. Benson                     The Bank of New York
and Chief Operating Officer,                 Assistant Vice President and       90 Washington Street, 11th Floor
Mercantile-Safe Deposit & Trust Co.;         Assistant Treasurer                New York, NY 10286
and President, Mercantile Bankshares
                                             Sheri Steward Morris               COUNSEL TO THE FUND
Jack M. Fields                               Assistant Vice President and
Chief Executive Officer                      Assistant Treasurer                Ballard Spahr
Twenty First Century Group, Inc.;                                               Andrews & Ingersoll, LLP
Formerly Member of the U.S. House of         Juan E. Cabrera                    1735 Market Street
Representatives                              Assistant Secretary                Philadelphia, PA 19103

Carl Frischling                              Jim Coppedge                       COUNSEL TO THE TRUSTEES
Partner                                      Assistant Secretary
Kramer, Levin, Naftalis & Frankel LLP                                           Kramer, Levin, Naftalis & Frankel LLP
                                             Renee A. Friedli                   919 Third Avenue
Robert H. Graham                             Assistant Secretary                New York, NY 10022
Director, President and Chief Executive
Officer A I M Management Group Inc.          P. Michelle Grace                  DISTRIBUTOR
                                             Assistant Secretary
Prema Mathai-Davis                                                              A I M Distributors, Inc.
Member, Visiting Committee,                  John H. Lively                     11 Greenway Plaza
Harvard University Graduate                  Assistant Secretary                Suite 100
School of Education, New School                                                 Houston, TX 77046
University; Formerly, Chief Executive        Nancy L. Martin
Officer, YWCA of the U.S.A.                  Assistant Secretary                AUDITORS

Lewis F. Pennock                             Ofelia M. Mayo                     Ernst & Young LLP
Partner, Pennock & Cooper                    Assistant Secretary                1221 McKinney
                                                                                Houston, TX 77010
Louis S. Sklar                               Lisa A. Moss
Executive Vice President,                    Assistant Secretary
Development and Operations,
Hines Interests                              Kathleen J. Pflueger
Limited Partnership                          Assistant Secretary

                                             Stephen R. Rimes
                                             Assistant Secretary

                                             Timothy D. Yang
                                             Assistant Secretary

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

We are required by Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end as to the federal tax status of dividends paid by the Fund during its fiscal year ended March 31, 2001.

AIM Tax-Exempt Bond Fund of Connecticut paid ordinary dividends in the amount of $0.5085 per share during its tax year ended March 31, 2001. Of this amount, 98.83% qualified as tax-exempt interest dividends for federal income tax purposes.

For the purpose of preparing your annual federal income tax returns, however, you should report the amounts as reflected on the appropriate Form 1099-DIV.

THE AIM FUNDS RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                     -------------------------------------

                            THE AMOUNT OF INVESTMENT

                               RISK YOU UNDERTAKE

                          DEPENDS ON SEVERAL FACTORS:

                           YOUR FINANCIAL OBJECTIVES,

                          YOUR RISK TOLERANCE AND YOUR

                                 TIME HORIZON.

                     -------------------------------------

THE AIM FAMILY OF FUNDS--Registered Trademark--


                                  EQUITY FUNDS


  DOMESTIC EQUITY FUNDS                      INTERNATIONAL/GLOBAL EQUITY FUNDS                  A I M Management Group Inc. has
                                                                                                provided leadership in the mutual
     MORE AGGRESSIVE                                 MORE AGGRESSIVE                            fund industry since 1976 and
                                                                                                managed approximately $154 billion
AIM Small Cap Opportunities(1)               AIM Latin American Growth                          in assets for nine million
AIM Mid Cap Opportunities(2)                 AIM Developing Markets                             shareholders, including individual
AIM Large Cap Opportunities(3)               AIM European Small Company                         investors, corporate clients and
AIM Emerging Growth                          AIM Asian Growth                                   financial institutions, as of March
AIM Small Cap Growth(4)                      AIM Japan Growth                                   31, 2001.
AIM Aggressive Growth                        AIM International Emerging Growth                      The AIM Family of Funds
AIM Mid Cap Growth                           AIM European Development                           --Registered Trademark-- is
AIM Small Cap Equity                         AIM Euroland Growth                                distributed nationwide, and AIM
AIM Capital Development                      AIM Global Aggressive Growth                       today is the eighth-largest mutual
AIM Constellation                            AIM International Equity                           fund complex in the United States
AIM Dent Demographic Trends                  AIM Advisor International Value                    in assets under management,
AIM Select Growth                            AIM Worldwide Spectrum                             according to Strategic Insight, an
AIM Large Cap Growth                         AIM Global Trends                                  independent mutual fund monitor.
AIM Weingarten                               AIM Global Growth                                      AIM is a subsidiary of AMVESCAP
AIM Mid Cap Equity                                                                              PLC, one of the world's largest
AIM Value II                                         MORE CONSERVATIVE                          independent financial services
AIM Charter                                                                                     companies with $370 billion in
AIM Value                                           SECTOR EQUITY FUNDS                         assets under management as of March
AIM Blue Chip                                                                                   31, 2001.
AIM Basic Value                                      MORE AGGRESSIVE
AIM Large Cap Basic Value
AIM Balanced                                 AIM New Technology
AIM Advisor Flex                             AIM Global Telecommunications and Technology
                                             AIM Global Infrastructure
     MORE CONSERVATIVE                       AIM Global Resources
                                             AIM Global Financial Services
                                             AIM Global Health Care
                                             AIM Global Consumer Products and Services
                                             AIM Advisor Real Estate
                                             AIM Global Utilities

                                                     MORE CONSERVATIVE


                               FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS                   TAX-FREE FIXED-INCOME FUNDS

     MORE AGGRESSIVE                              MORE AGGRESSIVE

AIM Strategic Income                         AIM High Income Municipal
AIM High Yield II                            AIM Tax-Exempt Bond of Connecticut
AIM High Yield                               AIM Municipal Bond
AIM Income                                   AIM Tax-Free Intermediate
AIM Global Income                            AIM Tax-Exempt Cash
AIM Floating Rate
AIM Intermediate Government                      MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

    MORE CONSERVATIVE

The AIM risk spectrum shown above illustrates the relative risk of AIM's equity and fixed-income funds within a specified group of funds in The AIM Family of Funds--Registered Trademark--. When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1)AIM Small Cap Opportunities Fund is closed to new investors. (2)AIM Mid Cap Opportunities Fund is closed to new investors. (3)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4)AIM Small Cap Growth Fund is closed to new investors.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after July 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR LOGO APPEARS HERE]                              [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                        TCT-AR-1

A I M Distributors, Inc.